[Home Office: [Mail to: [Overnight to:	260 Madison Avenue, 8th Floor New York, NY 10016] PO Box 758501 | Topeka, KS 66675-8501] 200 W 6th Avenue | Topeka, KS 66603-3704]
[Phone 1-800-457-9015 | Fax (785) 228-4545]

  [FIRST SYMETRA TRUE] INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY APPLICATION

Owner All Contract Owner correspondence will be sent to the mailing address.	Full Legal Name (Trust Owners please also complete form #[TRUN-1001/NY])			SSN/Tax ID Number
	Residence/Entity Address (May not be a P.O. Box)	City	State	Zip
	Mailing Address (if different from Residence/Entity Address)		Phone No. (include area code)

Date of Birth	Sex ☐ M ☐ F	☐ Married ☐ Single ☐ Other_____________

U.S. Citizen?	☐ Yes ☐ No	If no,	☐ Resident Alien ☐ Non-Resident Alien Country of Citizenship_______________________

    Type of Owner

☐ Individual     ☐ Joint    ☐ Trust    ☐  Corporate/Partnership[1]    ☐ Guardianship/Conservatorship[1]

☐ UTMA/UGMA[1]        ☐ Other____________________________________________________

[1]Additional documentation may be required

Joint Owner Optional,	Full Legal Name	SSN

nonqualified annuities only.	Address (May not be a P.O. Box)	City	State	Zip	Phone No. (include area code)

Date of Birth	Sex ☐ M ☐ F	Relationship to Owner

U.S. Citizen?	☐ Yes ☐ No	If no,	☐ Resident Alien ☐ Non-Resident Alien Country of Citizenship_______________________

Annuitant Default Annuitant is the primary Owner. Must be completed if the Owner is a non-natural person. If Plan Type chosen below is “qualified,” the Owner and Annuitant must be the same.	Full Legal Name					SSN
	Address (May not be a P.O. Box)		City	State	Zip	Phone No. (include area code)
	Date of Birth	Sex ☐ M ☐ F
	U.S. Citizen?	☐ Yes ☐ No	If no, ☐ Resident Alien ☐ Non-Resident Alien Country of Citizenship_______________________

Joint Annuitant Optional,	Full Legal Name	SSN

nonqualified annuities only.	Address (May not be a P.O. Box)	City	State	Zip	Phone No. (include area code)

Date of Birth	Sex ☐ M ☐ F	Relationship to Annuitant

U.S. Citizen?	☐ Yes ☐ No	If no,	☐ Resident Alien ☐ Non-Resident Alien Country of Citizenship_______________________

RSA-0042/NY 2/13	Page 1 of 6

Owner’s Beneficiary Designation Use form #[TRUN-1002/NY] to list any additional Beneficiaries

For Contracts owned jointly: In the event of the death of any Owner, the surviving Owner receives the death benefit as provided in the Contract. See the Contract for details.

Primary Beneficiary Use whole percentages only. The percentages must total 100% for all Primary Beneficiaries.

1. %	Full Legal Name	Date of Birth	SSN		Relationship to Owner
	Address (May not be a P.O. Box)	City	State	Zip	Phone No. (include area code)
2. %	Full Legal Name	Date of Birth	SSN		Relationship to Owner
	Address (May not be a P.O. Box)	City	State	Zip	Phone No. (include area code)
3. %	Full Legal Name	Date of Birth	SSN		Relationship to Owner
	Address (May not be a P.O. Box)	City	State	Zip	Phone No. (include area code)
Contingent Beneficiary Use whole percentages only. The percentages must total 100% for all Contingent Beneficiaries.
1. %	Full Legal Name	Date of Birth	SSN		Relationship to Owner
	Address (May not be a P.O. Box)	City	State	Zip	Phone No. (include area code)
2. %	Full Legal Name	Date of Birth	SSN		Relationship to Owner
	Address (May not be a P.O. Box)	City	State	Zip	Phone No. (include area code)
3. %	Full Legal Name	Date of Birth	SSN		Relationship to Owner
	Address (May not be a P.O. Box)	City	State	Zip	Phone No. (include area code)

Plan Type	[☐ Nonqualified]	[Qualified – Check one]
		[☐ SEP IRA] [☐ SIMPLE IRA]	[☐ Traditional IRA – Contribution: Year_________ ] [☐ Roth IRA – First tax year contribution made_________ ]
[Employer Name (SEP IRA and SIMPLE IRA only):] [ ]

Purchase Payment Make checks payable to First Symetra National Life Insurance Company of New York	Initial Purchase Payment $________________________ (Minimum is $[25,000.00])
	☐ Check Enclosed ☐ Wire	Brokerage Account #______________________

Source of Funds	☐ New Money ☐ Rollover[2]	☐ IRC 1035 Exchange[2] ☐ Transfer[2]	☐ IRA Conversion ☐ Roth IRA Conversion[2]	☐ Inherited IRA
[2] Submit appropriate transfer form and state replacement form(s) if the applicant has existing life insurance or annuity contracts to be replaced.

Investment Instructions	Use only whole percentages and the total of all Sub-accounts must equal 100%.
Please provide investment instructions for your initial Purchase Payment. These instructions will be used for subsequent Purchase Payments unless you tell us differently. If you wish to take advantage of systematic investment programs or change your investment instructions, please talk with your registered representative or visit our website.	Sub-accounts
	Fund Name	%	Fund Name	%
	[Money Market		[Foreign Small Mid
	Vanguard VIF Money Market		DFA VA International Small
	Large Cap Value		Emerging Markets Bond
	American Century VP Value I		PIMCO VIT Emerging Markets Bond Inst
	DFA VA US Large Value		Symetra DoubleLine Emerging Mkts Income
	Franklin Mutual Shares Securities Cl1		Government Bond
	Invesco Van Kampen VI Comstock Ses I		Franklin US Government Cl1
	Symetra Yacktman Focused Fund		MFS VIT II Government Securities Init
	T. Rowe Price Equity Income Port		PIMCO VIT Long-Term US Govt Instl
Vanguard VIF Equity Income

Continued on next page
RSA-0042/NY 2/13	Page 2 of 6

Investment Instructions (cont.)	Fund Name	%	Fund Name	%
	Large Cap Blend		High Yield Bond
	Dreyfus VIF Appreciation Initial		BlackRock High Yield V.I. I
	Franklin Rising Dividends Securities Cl1		Columbia VP Income Opportunities 1
	Invesco VI Core Equity I		Vanguard VIF High Yield Bond
	Pioneer VCT I		Short Term Bond
	Sentinel VP Common Stock		DFA VA Short-Term Fixed
	Symetra DFA U.S. CORE Equity Fund		PIMCO VIT Low Duration Instl
	Vanguard VIF Equity Index		Vanguard VIF Short Term Invmt Grade
	Vanguard VIF Total Stock Mkt Idx		Intermediate Term Bond
	Large Cap Growth		Fidelity VIP Investment Grade Bond IC
	BlackRock Capital Appreciation V.I. I		Janus Aspen Flexible Bond Instl
	Fidelity VIP Contrafund IC		PIMCO VIT Total Return Instl
	MFS VIT Growth Init		Sentinel VP Bond
	T. Rowe Price Blue Chip Growth Port		Symetra DoubleLine Total Return Fund
	T. Rowe Price New America Growth Port		Vanguard VIF Total Bond Mkt Idx
	Vanguard VIF Capital Growth		World Bond
	Mid Cap Value		DFA VA Global Bond
	AllianceBern VPS Small/Mid Cp Val A		PIMCO VIT Foreign Bond (Unhedged) Instl
	American Century VP Mid Cap Value I		PIMCO VIT Global (Unhedged) Bond Instl
	Janus Aspen Perkins Mid Cap Value Instl		Templeton Global Bond Sec Cl1
	JPMorgan Insurance Tr Mid Cap Value 1		Multi-Sector Bond
	Mid Cap Blend		Fidelity VIP Strategic Income IC
	Vanguard VIF Mid-Cap Index		Franklin Strategic Income Securities Cl1
	Invesco VI Mid Cap Core Equity I		PIMCO VIT Unconstrained Bond Instl
	Mid Cap Growth		Pioneer Strategic Income VCT I
	Columbia VP Mid Cap Growth 1		Commodities
	Delaware VIP Smid Cap Growth Series		PIMCO VIT CommodityRealRet Strat Instl
	Fidelity VIP Mid Cap IC		Real Estate
	Janus Aspen Enterprise Instl		AllianceBern VPS Real Estate A
	Small Cap Value		Fidelity VIP Real Estate IC
	Columbia VP Small Cap Value 1		Vanguard VIF REIT Index
	Delaware VIP Small Cap Value Series		Global Real Estate
	DFA VA US Targeted Value		Invesco VI Global Real Estate I
	Small Cap Blend		Natural Resources
	Calvert VP Russell 2000 Small Cap Idx I		Van Eck VIP Tr Global Hard Assets I
	Invesco VI Small Cap Equity I		Inflation-Protected Bond
	Royce Capital Micro-Cap Inv		PIMCO VIT Real Return Instl
	Royce Capital Small-Cap Inv		Sector – Energy
	Small Cap Growth		Fidelity VIP Energy IC
	AllianceBern VPS Small Cap Growth A		Sector – Financials
	MFS VIT II New Discovery Init		Fidelity VIP Financial Services IC
	Pioneer Growth Opportunities VCT I		Sector – HealthCare
	Sentinel VP Small Company		T. Rowe Price Health Sciences Port
	Vanguard VIF Small Co Gr		Sector – Technology
	Foreign Large Cap Value		Fidelity VIP Technology IC
	Delaware VIP Intl Value Equity Series		Sector – Utilities
	DFA VA International Value		MFS VIT Utilities Init
	MFS VIT II International Value Init		Balanced
	Templeton Foreign Securities Cl1		Vanguard VIF Balanced
	Foreign Large Cap Blend		World Allocation
	Calvert VP EAFE International Index I		BlackRock Global Allocation V.I. I
	Columbia VP International Opportunity 1		PIMCO VIT All Asset Inst
	Janus Aspen Overseas Instl		PIMCO VIT Global Multi-Asset Instl
	Symetra DFA International CORE Equity		World Stock
	Foreign Large Cap Growth		Franklin Mutual Global Discov Secs Cl1
	Invesco VI International Growth I		PIMCO EqS Pathfinder Port Instl
	MFS VIT II International Growth Init		Emerging Markets
	T. Rowe Price International Stock Port		Delaware VIP Emerging Markets
	Vanguard VIF International]		Templeton Developing Markets Sec Cl1
Multialternative
Van Eck VIP Tr Multi-Mgr Alt I]

Total of all Sub-accounts (must equal 100%) __________%

RSA-0042/NY 2/13	Page 3 of 6

[Optional Rider(s) See the prospectus or the Contract for complete details

This rider is only available at the time the Owner purchases the Contract. In order to select the optional benefit rider, the Owner must be the Annuitant. Any joint Owners, or in the case of non-natural Owners, joint Annuitants to be covered by this rider, must be spouses[3]. Any election otherwise will terminate the rider. The oldest Owner, or in the case of a non-natural Owner, the oldest Annuitant, must be younger than age 76. There is a charge for this rider[4].

                        ☐ Wealth Transfer Benefit (WTB)

[3]New York extends spousal rights to persons who enter into a same sex marriage, civil union, domestic partnership or similar legal arrangement; those persons will be considered spouses for purposes of electing this rider.

[4]Charges for this Rider will not be higher than those shown in the Contract.]

Electronic Documents

☐  By checking here and providing my e-mail address (below), I consent to initiate the process of receiving electronic documents and notices for my Contract. These include, but are not limited to, prospectuses, prospectus supplements, annual and semi-annual reports, statements and confirmations, and privacy notice. I consent to receive in electronic format any documents added in the future.

Important Information Concerning Electronic Delivery:
• There is no charge for electronic delivery, although an Internet provider may charge for Internet access.

•   You are confirming that you have access to a computer with Internet capabilities and an active email account to receive information electronically.

•   If First Symetra National Life Insurance Company of New York (“First Symetra”) is not able to confirm an email address or has reasonable suspicion that an email address is incorrect, First Symetra will not activate electronic delivery, in which case paper copy documents will be sent.

•   You should update your email filters to allow email notifications from First Symetra.

•   Not all Contract documentation and notifications may be currently available in electronic format.

•   Paper copies of the information may be requested at any time for no charge.

•   For jointly owned Contracts, both Owners consent to have information sent to the email address listed below.

•   If the email address changes after your consent, notification must be sent to First Symetra.

•   Electronic delivery will be cancelled if emails are returned undeliverable.

•   This consent will remain in effect until revoked.

•   To revoke your consent or if you wish to receive a paper copy of the information above, or if you need to update your email address, please call [1-800-457-9015] or visit the company website.

EMAIL ADDRESS__________________________________________________________

Electronic delivery document notifications will be provided to only one email address. The email address provided above will override any existing email address, if applicable.

RSA-0042/NY 2/13	Page 4 of 6

Owner’s Statement and Signatures

Have you received a current prospectus?     ☐ Yes     ☐ No

Replacement of Life Insurance Policies or Annuity Contracts

Do you have any existing life insurance policies or annuity contracts with this or any other company?

    ☐ Yes (complete any state specific replacement forms, if required) ☐ No

Will this Contract replace any existing life insurance policies or annuity contracts with this or any other company?

    ☐ Yes (complete the following and submit state specific replacement forms, if required) ☐ No

Company Name Contract Number

Company Name Contract Number

I acknowledge that Contract Values that are based on the Separate Account assets are not guaranteed and will decrease or increase with investment experience.

Under penalties of perjury, I certify that the Social Security Number or Tax Identification Number listed on this application is correct and that I am not subject to backup withholding either because I have not been notified by the IRS that I am subject to backup withholding or the IRS has notified me that I am no longer subject to backup withholding.

I understand and agree that any fees or taxes will be deducted from my Purchase Payments or Contract Value, as applicable.

If I am signing on behalf of an entity, I agree that I am authorized and empowered to sign and that the entity is in compliance with all applicable laws and regulations. I also agree, on behalf of the entity, to notify First Symetra of any change in the entity’s status or authorized individuals.

I declare that the statements and answers on this application are full, complete, and true, to the best of my knowledge and belief, and shall form a part of the annuity Contract issued hereon. I have read and understand the applicable Notice and Disclosures on the last page of this application.

With this in mind, I acknowledge that, to the best of my knowledge and belief, the annuity and any additional benefits applied for are suitable for my investment horizon, goals and objectives and financial situation and needs.

Owner’s Signature Signed in State Date

The Owner is signing as: ☐ Self ☐ Trustee ☐ Guardian ☐ Officer ☐ Custodian ☐ Other:

Joint Owner’s Signed in State Date Signature (if applicable)

Annuitant’s Signature Signed in State Date (if different from Owner)

Joint Annuitant’s Signed in State Date Signature (if applicable and different from Joint Owner)

Agency Statement

To the best of my knowledge does the Owner have any existing life insurance policies or annuity contracts?

        ☐ Yes (complete any state specific replacement forms, if required)     ☐ No

Do you have any reason to believe the annuity applied for will replace or change any existing life insurance policies or annuity contracts?

        ☐ Yes (complete any state specific replacement forms, if required)     ☐ No

☐ The Owner/Annuitant is an active duty service member of the United States Armed Forces and I have provided the required disclosure (form #[TRUN-1004/NY]).

I certify that the answers to the questions above are true to the best of my knowledge and belief and I have verified the identity of each Owner/Annuitant by reviewing government-issued photo identification or alternate method approved by my Broker/Dealer. I have reviewed the applicant’s financial status and objectives and find this coverage is appropriate for his/her needs.

Print Registered Representative’s Name and Firm Name Registered Representative’s Stat#

Signature of Address Registered Representative

Location/State ID # Telephone Date

RSA-0042/NY 2/13	Page 5 of 6

    Addresses

Mailing Address: First Symetra National Life Insurance Company of New York [PO Box 758501 Topeka, KS 66675-8501]	Overnight Address: First Symetra National Life Insurance Company of New York [200 W 6th Avenue Topeka, KS 66603-3704]

Notices and Disclosures

Identification of Parties	Federal law requires sufficient information to identify parties to the purchase of a variable annuity. Your failure to provide such information could result in unprocessed transactions or the annuity Contract being delayed, declined or terminated.

Community or Marital Property Interest	Unless the Owner/Annuitant has notified First Symetra of a community or marital property interest in this Contract, First Symetra will rely in good faith that no such interest exists and will assume no responsibility for inquiry.

If This Annuity is Purchased Through a Bank or Credit Union	The annuity is not a deposit. The annuity is not guaranteed by any bank or credit union. The annuity is not insured by the FDIC or by any other governmental agency. The purchase of an annuity is not a provision or condition of bank or credit union activity. This annuity is subject to investment risk and may go down in value.

Symetra® is a registered service mark of Symetra Life Insurance Company. Symetra Life Insurance Company, not a licensed insurer in New York, is the parent company of First Symetra National Life Insurance Company of New York.
RSA-0042/NY 2/13	Page 6 of 6